EXHIBIT 99.2

                 Computational Materials and/or ABS Term Sheet

                                                       CWALT05-1G2AR4 - 2A5

CREDIT SUISSE FIRST BOSTON


Balance $1,811,000.00   Delay           24                  WAC 6.170000000         WAM     358
Coupon  5.50000         Dated           01/01/2005          NET 5.75                WALA    2
Settle  01/31/2005      First Payment   02/25/2005




-----------------------------------------------------------------------------------------------------------------------
      Price                             1               2                 3                4                 5
-----------------------------------------------------------------------------------------------------------------------
                                        Yield            Yield            Yield            Yield             Yield
----------------------------------------------------------------------------------------------------------------------
                   99-00.00             5.608            5.609            5.611            5.614             5.620
                   99-08.00             5.590            5.591            5.591            5.594             5.597
                   99-16.00             5.572            5.572            5.572            5.573             5.574
                   99-24.00             5.554            5.554            5.553            5.553             5.551
                  100-00.00             5.536            5.535            5.534            5.532             5.529
                  100-08.00             5.518            5.517            5.516            5.512             5.506
                  100-16.00             5.500            5.499            5.497            5.491             5.484
                  100-24.00             5.482            5.481            5.478            5.471             5.461
                  101-00.00             5.464            5.462            5.460            5.451             5.439
      Spread @ Center Price                75               75               80               91               103
                        WAL             27.37            26.17            24.66            21.11             17.58
                   Mod Durn             13.83            13.56            13.19            12.19             11.00
           Principal Window     Sep31 - Mar33    Mar30 - Apr32    Jun28 - Jan31    Sep24 - Nov27     Mar21 - May24
-----------------------------------------------------------------------------------------------------------------------
                     Prepay           100 PSA          125 PSA          150 PSA          200 PSA           250 PSA
-----------------------------------------------------------------------------------------------------------------------
                  Treasury      Mat     6MO     2YR     3YR     SYR     10YR    30YR
                                Yld     2.650   3.211   3.366   3.708   4.245   4.784
-----------------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------
      Price                              6                7               8                 9
----------------------------------------------------------------------------------------------------------------------
                                         Yield            Yield            Yield            Yield
----------------------------------------------------------------------------------------------------------------------
                   99-00.00              5.632            5.688            5.753            5.790
                   99-08.00              5.604            5.638            5.676            5.698
                   99-16.00              5.577            5.587            5.599            5.607
                   99-24.00              5.549            5.537            5.523            5.515
                  100-00.00              5.521            5.487            5.447            5.424
                  100-08.00              5.494            5.437            5.371            5.333
                  100-16.00              5.466            5.387            5.296            5.242
                  100-24.00              5.439            5.337            5.220            5.152
                  101-00.00              5.411            5.288            5.145            5.062
      Spread @ Center Price                117              166              194              202
                        WAL              12.90             5.98             3.71             3.04
                   Mod Durn               9.01             4.97             3.28             2.73
           Principal Window     Sep16 - Jun-I9  Oct-I0 - Apri 1    Sep08 - Nov08    Jan08 - Feb08
---------------------------------------------------------------------------------------------------------------------
                     Prepay            325 PSA          500 PSA          800 PSA         1000 PSA
---------------------------------------------------------------------------------------------------------------------



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

-----------------------------------------------------------------------------------------------------------------------------------
                                                Deal Summary Report CWALT05-1_COMP1

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Assumptions        Collateral
-----------------------------------------------------------------------------------------------------------------------------------




Settlement      31-Jan-05       Prepay          100 PPC      Balance             WAC         WAM         Age    WAL          Dur
1st Pay Date    25-Feb-05       Default           0 CDR      $180,000,000.00     6.17        358          2     4.68         3.75
                                Recovery       0 months
                                Severity            0%







----------------------------------------------------------------------------------------------------------------------------------

       Tranche              Balance            Coupon         Principal         Avg       Dur    Yield     Spread      Bench
        Name                                                     Window         Life                          bp
----------------------------------------------------------------------------------------------------------------------------------
8N1                     10,000,000.00           5.5         02/10 - 11/34       10.85
8S1                     68,000,000.00           5.5         02/05 - 12/13        2.99
8S2                      3,573,000.00           5.5         02/05 - 12/13        2.99
2A5                      1,811,000.00           5.5         12/13 - 09/16       10.15
2A6                      1,866,000.00           5.5         09/16 - 11/34       15.42
8PT1                    85,250,000.00             6         02/05 - 11/34        4.34
8B1                      9,500,000.00          5.75         02/10 - 11/34       10.85

----------------------------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------------

       Tranche          Price           $@1bp      Accrued      NetNet       Dated       Notes
        Name             %                         Int(M)        (MM)        Date
----------------------------------------------------------------------------------------------------------------------------------
8N1                                                                         1-Jan-05      FIX
8S1                                                                         1-Jan-05      FIX
8S2                                                                         1-Jan-05      FIX
2A5                                                                         1-Jan-05      FIX
2A6                                                                         1-Jan-05      FIX
8PT1                                                                        1-Jan-05      FIX
8B1                                                                         1-Jan-05      FIX

----------------------------------------------------------------------------------------------------------------------------------



Treasury                                     Swaps
Mat  6MO   2YR   3YR   5YR   10YR   30YR  1YR   2YR   3YR   5YR   10YR  30YR
Yld  2.650 3.211 3.366 3.708 4.245 4.784  3.220 3.588 3.791 4.115 4.647 5.169
------------------------------------------------------------------------------

CWALT05-1G8BBG - Dec - 8S1


Date                    1            2            3           4            5
         31-Jan-05         100         100         100         100         100
         25-Jan-06         100          90          81          71          61
         25-Jan-07         100          79          59          42          26
         25-Jan-08         100          68          42          22           6
         25-Jan-09         100          59          29           7           0
         25-Jan-10         100          50          18           0           0
         25-Jan-11         100          43          10           0           0
         25-Jan-12         100          37           5           0           0
         25-Jan-13         100          32           2           0           0
         25-Jan-14         100          28           0           0           0
         25-Jan-15         100          25           0           0           0
         25-Jan-16          97          21           0           0           0
         25-Jan-17          94          18           0           0           0
         25-Jan-18          92          15           0           0           0
         25-Jan-19          89          12           0           0           0
         25-Jan-20          85          10           0           0           0
         25-Jan-21          81           8           0           0           0
         25-Jan-22          77           6           0           0           0
         25-Jan-23          73           5           0           0           0
         25-Jan-24          68           3           0           0           0
         25-Jan-25          63           2           0           0           0
         25-Jan-26          58           1           0           0           0
         25-Jan-27          53           0           0           0           0
         25-Jan-28          47           0           0           0           0
         25-Jan-29          40           0           0           0           0
         25-Jan-30          34           0           0           0           0
         25-Jan-31          27           0           0           0           0
         25-Jan-32          19           0           0           0           0
         25-Jan-33          11           0           0           0           0
         25-Jan-34           2           0           0           0           0
         25-Jan-35           0           0           0           0           0

WAL                      21.64        6.67        2.99        1.94        1.44
Principal Window   Dec14-May34 Feb05-Aug26 Feb05-Dec13 Feb05-Oct09 Feb05-Jun08

Prepay             0 PPC       50 PPC      100 PPC     150 PPC     200 PPC

CWALT05-1G8BBG - Dec - 8S2


Date                    1            2            3           4            5
         31-Jan-05         100         100         100         100         100
         25-Jan-06         100          90          81          71          61
         25-Jan-07         100          79          59          42          26
         25-Jan-08         100          68          42          22           6
         25-Jan-09         100          59          29           7           0
         25-Jan-10         100          50          18           0           0
         25-Jan-11         100          43          10           0           0
         25-Jan-12         100          37           5           0           0
         25-Jan-13         100          32           2           0           0
         25-Jan-14         100          28           0           0           0
         25-Jan-15         100          25           0           0           0
         25-Jan-16          97          21           0           0           0
         25-Jan-17          94          18           0           0           0
         25-Jan-18          92          15           0           0           0
         25-Jan-19          89          12           0           0           0
         25-Jan-20          85          10           0           0           0
         25-Jan-21          81           8           0           0           0
         25-Jan-22          77           6           0           0           0
         25-Jan-23          73           5           0           0           0
         25-Jan-24          68           3           0           0           0
         25-Jan-25          63           2           0           0           0
         25-Jan-26          58           1           0           0           0
         25-Jan-27          53           0           0           0           0
         25-Jan-28          47           0           0           0           0
         25-Jan-29          40           0           0           0           0
         25-Jan-30          34           0           0           0           0
         25-Jan-31          27           0           0           0           0
         25-Jan-32          19           0           0           0           0
         25-Jan-33          11           0           0           0           0
         25-Jan-34           2           0           0           0           0
         25-Jan-35           0           0           0           0           0

WAL                      21.64        6.67        2.99        1.94        1.44
Principal Window   Dec14-May34 Feb05-Aug26 Feb05-Dec13 Feb05-Oct09 Feb05-Jun08

Prepay             0 PPC       50 PPC      100 PPC     150 PPC     200 PPC

CWALT05-1G8BBG - Dec - 2A5


Date                    1            2            3           4            5
         31-Jan-05         100         100         100         100         100
         25-Jan-06         100         100         100         100         100
         25-Jan-07         100         100         100         100         100
         25-Jan-08         100         100         100         100         100
         25-Jan-09         100         100         100         100           0
         25-Jan-10         100         100         100 *                     0
         25-Jan-11         100         100         100           0           0
         25-Jan-12         100         100         100           0           0
         25-Jan-13         100         100         100           0           0
         25-Jan-14         100         100          92           0           0
         25-Jan-15         100         100          53           0           0
         25-Jan-16         100         100          19           0           0
         25-Jan-17         100         100           0           0           0
         25-Jan-18         100         100           0           0           0
         25-Jan-19         100         100           0           0           0
         25-Jan-20         100         100           0           0           0
         25-Jan-21         100         100           0           0           0
         25-Jan-22         100         100           0           0           0
         25-Jan-23         100         100           0           0           0
         25-Jan-24         100         100           0           0           0
         25-Jan-25         100         100           0           0           0
         25-Jan-26         100         100           0           0           0
         25-Jan-27         100          82           0           0           0
         25-Jan-28         100          46           0           0           0
         25-Jan-29         100          15           0           0           0
         25-Jan-30         100           0           0           0           0
         25-Jan-31         100           0           0           0           0
         25-Jan-32         100           0           0           0           0
         25-Jan-33         100           0           0           0           0
         25-Jan-34         100           0           0           0           0
         25-Jan-35           0           0           0           0           0

WAL                      29.44       22.96       10.15        4.88         3.5
Principal Window   May34-Aug34 Aug26-Aug29 Dec13-Sep16 Oct09-Feb10 Jun08-Sep08

Prepay             0 PPC       50 PPC      100 PPC     150 PPC     200 PPC

CWALT05-1G8BBG - Dec - 2A6


Date                    1            2            3           4           5
         31-Jan-05         100         100         100         100         100
         25-Jan-06         100         100         100         100         100
         25-Jan-07         100         100         100         100         100
         25-Jan-08         100         100         100         100         100
         25-Jan-09         100         100         100         100           0
         25-Jan-10         100         100         100         100           0
         25-Jan-11         100         100         100           0           0
         25-Jan-12         100         100         100           0           0
         25-Jan-13         100         100         100           0           0
         25-Jan-14         100         100         100           0           0
         25-Jan-15         100         100         100           0           0
         25-Jan-16         100         100         100           0           0
         25-Jan-17         100         100          92           0           0
         25-Jan-18         100         100          71           0           0
         25-Jan-19         100         100          55           0           0
         25-Jan-20         100         100          43           0           0
         25-Jan-21         100         100          33           0           0
         25-Jan-22         100         100          25           0           0
         25-Jan-23         100         100          19           0           0
         25-Jan-24         100         100          14           0           0
         25-Jan-25         100         100          11           0           0
         25-Jan-26         100         100           8           0           0
         25-Jan-27         100         100           6           0           0
         25-Jan-28         100         100           4           0           0
         25-Jan-29         100         100           3           0           0
         25-Jan-30         100          88           2           0           0
         25-Jan-31         100          65           1           0           0
         25-Jan-32         100          44           1           0           0
         25-Jan-33         100          27 *                     0           0
         25-Jan-34         100          11 *                     0           0
         25-Jan-35           0           0           0           0           0

WAL                      29.72       26.89       15.42        5.26        3.73
Principal Window   Aug34-Nov34 Aug29-Nov34 Sep16-Nov34 Feb10-Jul10 Sep08-Nov08

Prepay             0 PPC       50 PPC      100 PPC     150 PPC     200 PPC

CWALT05-1G8BBG - Dec - 8N1


Date                    1            2            3           4            5
         31-Jan-05         100         100         100         100         100
         25-Jan-06         100         100         100         100         100
         25-Jan-07         100         100         100         100         100
         25-Jan-08         100         100         100         100         100
         25-Jan-09         100         100         100         100          87
         25-Jan-10         100         100         100         100          33
         25-Jan-11         100          97          94          74           8
         25-Jan-12         100          93          86          44           0
         25-Jan-13         100          87          75          27           0
         25-Jan-14         100          80          63          17           0
         25-Jan-15         100          72          50          12           0
         25-Jan-16          97          63          39           8           0
         25-Jan-17          95          55          30           6           0
         25-Jan-18          92          48          24           4           0
         25-Jan-19          89          42          18           3           0
         25-Jan-20          86          37          14           2           0
         25-Jan-21          82          32          11           1           0
         25-Jan-22          78          27           8           1           0
         25-Jan-23          74          23           6           1           0
         25-Jan-24          70          20           5 *                     0
         25-Jan-25          65          16           4 *                     0
         25-Jan-26          60          14           3 *                     0
         25-Jan-27          55          11           2 *                     0
         25-Jan-28          49           9           1 *                     0
         25-Jan-29          43           7           1 *                     0
         25-Jan-30          37           5           1 *                     0
         25-Jan-31          30           4 *           *                     0
         25-Jan-32          23           3 *           *                     0
         25-Jan-33          15           2 *           *                     0
         25-Jan-34           7           1 *           *                     0
         25-Jan-35           0           0           0           0           0

WAL                      22.03          14       10.85        7.54         4.8
Principal Window   Dec14-Nov34 Feb10-Nov34 Feb10-Nov34 Feb10-Nov34 Nov08-Aug11

Prepay             0 PPC       50 PPC      100 PPC     150 PPC     200 PPC

CWALT05-1G8BBG - Dec - 8PT1


Date                    1            2            3           4            5
         31-Jan-05         100         100         100         100         100
         25-Jan-06         100          92          84          76          67
         25-Jan-07         100          82          66          51          38
         25-Jan-08         100          73          52          34          21
         25-Jan-09         100          66          40          22          10
         25-Jan-10         100          58          31          14           4
         25-Jan-11         100          52          24           9           1
         25-Jan-12         100          47          19           5           0
         25-Jan-13         100          42          15           3           0
         25-Jan-14         100          38          12           2           0
         25-Jan-15         100          34           9           1           0
         25-Jan-16          97          30           7           1           0
         25-Jan-17          95          26           6           1           0
         25-Jan-18          92          23           4 *                     0
         25-Jan-19          89          20           3 *                     0
         25-Jan-20          86          17           3 *                     0
         25-Jan-21          82          15           2 *                     0
         25-Jan-22          78          13           2 *                     0
         25-Jan-23          74          11           1 *                     0
         25-Jan-24          70           9           1 *                     0
         25-Jan-25          65           8           1 *                     0
         25-Jan-26          60           6 *           *                     0
         25-Jan-27          55           5 *           *                     0
         25-Jan-28          49           4 *           *                     0
         25-Jan-29          43           3 *           *                     0
         25-Jan-30          37           3 *           *                     0
         25-Jan-31          30           2 *           *                     0
         25-Jan-32          23           1 *           *                     0
         25-Jan-33          15           1 *           *                     0
         25-Jan-34           7 *           *           *                     0
         25-Jan-35           0           0           0           0           0

WAL                      22.03        8.32        4.34        2.73        1.93
Principal Window   Dec14-Nov34 Feb05-Nov34 Feb05-Nov34 Feb05-Nov34 Feb05-Aug11

Prepay        0 PPC        50 PPC       100 PPC      150 PPC    200 PPC

CWALT05-1G8BBG - Dec - 8B1


Date                    1            2            3           4            5
         31-Jan-05         100         100         100         100         100
         25-Jan-06         100         100         100         100         100
         25-Jan-07         100         100         100         100         100
         25-Jan-08         100         100         100         100         100
         25-Jan-09         100         100         100         100         100
         25-Jan-10         100         100         100         100         100
         25-Jan-11         100          97          94          90          86
         25-Jan-12         100          93          86          78          61
         25-Jan-13         100          87          75          63          37
         25-Jan-14         100          80          63          47          22
         25-Jan-15         100          72          50          33          13
         25-Jan-16          97          63          39          23           8
         25-Jan-17          95          55          30          15           4
         25-Jan-18          92          48          24          10           3
         25-Jan-19          89          42          18           7           2
         25-Jan-20          86          37          14           5           1
         25-Jan-21          82          32          11           3           1
         25-Jan-22          78          27           8           2 *
         25-Jan-23          74          23           6           1 *
         25-Jan-24          70          20           5           1 *
         25-Jan-25          65          16           4           1 *
         25-Jan-26          60          14           3 *           *
         25-Jan-27          55          11           2 *           *
         25-Jan-28          49           9           1 *           *
         25-Jan-29          43           7           1 *           *
         25-Jan-30          37           5           1 *           *
         25-Jan-31          30           4 *           *           *
         25-Jan-32          23           3 *           *           *
         25-Jan-33          15           2 *           *           *
         25-Jan-34           7           1 *           *           *
         25-Jan-35           0           0           0           0           0

WAL                      22.03          14       10.85        9.32        7.89
Principal Window   Dec14-Nov34 Feb10-Nov34 Feb10-Nov34 Feb10-Nov34 Feb10-Nov34

Prepay             0 PPC       50 PPC      100 PPC     150 PPC     200 PPC

CWALT05-1G8BBG - Dec - COLLAT


Date                    1            2            3           4            5
         31-Jan-05         100         100         100         100         100
         25-Jan-06         100          92          85          77          69
         25-Jan-07         100          83          68          54          41
         25-Jan-08         100          75          54          38          25
         25-Jan-09         100          67          43          26          15
         25-Jan-10         100          61          35          18           9
         25-Jan-11         100          55          28          13           5
         25-Jan-12         100          49          22           9           3
         25-Jan-13         100          44          18           6           2
         25-Jan-14         100          40          14           4           1
         25-Jan-15         100          36          11           3           1
         25-Jan-16          97          31           9           2 *
         25-Jan-17          95          27           7           1 *
         25-Jan-18          92          24           5           1 *
         25-Jan-19          89          21           4           1 *
         25-Jan-20          86          18           3 *           *
         25-Jan-21          82          16           2 *           *
         25-Jan-22          78          13           2 *           *
         25-Jan-23          74          11           1 *           *
         25-Jan-24          70          10           1 *           *
         25-Jan-25          65           8           1 *           *
         25-Jan-26          60           7           1 *           *
         25-Jan-27          55           6 *           *           *
         25-Jan-28          49           4 *           *           *
         25-Jan-29          43           4 *           *           *
         25-Jan-30          37           3 *           *           *
         25-Jan-31          30           2 *           *           *
         25-Jan-32          23           1 *           *           *
         25-Jan-33          15           1 *           *           *
         25-Jan-34           7 *           *           *           *
         25-Jan-35           0           0           0           0           0

WAL                      22.03        8.62        4.68        3.08        2.24
Principal Window   Dec14-Nov34 Feb05-Nov34 Feb05-Nov34 Feb05-Nov34 Feb05-Nov34

Prepay             0 PPC       50 PPC      100 PPC     150 PPC     200 PPC

[GRAPHIC OMITTED]


                                  CWALT 05-1
COMP1
Pay rules

1. Concurrently:

               a. 50% Pay to the 8PT1

               b. 50% as follows:

                    i.   Pay the Nas Priority Amount to the 8N1 until retired.

                    ii.  Pay, pro-rata, to the 8S1 and the 8S2 until retired.

                    iii. Pay to the 2A5 and the 2A6, in that order, until
                         retired.

                    iv.  Pay to the 8N1 until retired.


Notes
Collateral:
         Group 1 IO Loans: 120 Orig Term, 118 Remaining Term
         Group 2 IO Loans: 180 Orig Term, 178 Remaining Term
Pxing Speed = 100 PPC (6 CPR to 20CPR in 12 months, and 20 CPR thereafter) NAS bonds = 8N1 standard 60 mo lockout. (apply shift to sched AND prepays) Nas Priority = (8N1 balance)/(Total Non PO Balance)

Settlement = 1/31/05

                             CWALT05-1G2AR4 - 2A6

CREDIT SUISSE FIRST BOSTON

Balance $1,866,000.00   Delay         24            WAC 6.170000000     VAM 358

Coupon  5.50000         Dated         01/01/2005    NET 5.75            WALA 2

Settle  01/31/2005      First Payment 02/25/2005



----------------------------------------------------------------------------------------------------------------------------------
        Price                          1                 2                3                4                 5                6
----------------------------------------------------------------------------------------------------------------------------------

                                       Yield             Yield            Yield            Yield             Yield          Yield
----------------------------------------------------------------------------------------------------------------------------------
                   99-00.00            5.607             5.608            5.608            5.610             5.613          5.620
                   99-08.00            5.589             5.590            5.590            5.591             5.593          5.597
                   99-16.00            5.572             5.572            5.572            5.572             5.573          5.574
                   99-24.00            5.554             5.554            5.554            5.554             5.553          5.551
                  100-00.00            5.536             5.536            5.536            5.535             5.533          5.529
                  100-08.00            5.519             5.519            5.518            5.516             5.514          5.506
                  100-16.00            5.501             5.501            5.500            5.498             5.494          5.484
                  100-24.00            5.484             5.483            5.483            5.480             5.474          5.462
                  101-00.00            5.467             5.466            5.465            5.461             5.455          5.440

      Spread @ Center Price               75                75               75               77                86            101
                        WAL            28.98             28.49            27.78            25.63             22.75          17.99
                   Mod Durn            14.16             14.06            13.91            13.41             12.63          11.06
           Principal Window    Mar33 - Nov34     Apr32 - Nov34    Jan31 - Nov34    Nov27 - Nov34     May24 - Nov34 Jun-19 - Nov34
----------------------------------------------------------------------------------------------------------------------------------
                     Prepay          100 PSA           125 PSA          150 PSA          200 PSA           250 PSA        325 PSA
----------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------
        Price                           7                8                 9
---------------------------------------------------------------------------------

                                        Yield            Yield             Yield
---------------------------------------------------------------------------------
                   99-00.00             5.680            5.745             5.782
                   99-08.00             5.632            5.671             5.693
                   99-16.00             5.586            5.598             5.605
                   99-24.00             5.539            5.525             5.517
                  100-00.00             5.492            5.452             5.429
                  100-08.00             5.445            5.379             5.342
                  100-16.00             5.399            5.306             5.255
                  100-24.00             5.353            5.234             5.168
                  101-00.00             5.307            5.162             5.081

      Spread @ Center Price               161              191               201
                        WAL              6.51             3.88              3.18
                   Mod Durn              5.34             3.41              2.84
           Principal Window     Apr11 - Nov11    Nov08 - Jan09     Feb08 - Apr08
---------------------------------------------------------------------------------
                     Prepay           500 PSA          800 PSA          1000 PSA



---------------------------------------------------------------------------------
             Treasury Mat       6MO     2YR     3YR     5YR     10YR    30YR
                      Yld       2.650   3.211   3.366   3.708   4.245   4.784
---------------------------------------------------------------------------------






This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.